UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2005

PERMIAN BASIN ROYALTY TRUST

(Exact name of Registrant as specified in its charter)

Texas	1-8033	75-6280532
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)

Trust Division
Royalty Trust Group
Bank of America, N.A.
901 Main Street, 17th Floor
Dallas, Texas		75202
(Address of principal executive offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (214) 209-2400

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

      On April 14, 2005, the Registrant issued a press release related to the filing of a registration statement on Form S-3 by the Registrant and Burlington Resources Inc. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release dated April 14, 2005.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PERMIAN BASIN ROYALTY TRUST

By:	BANK OF AMERICA, N.A., TRUSTEE FOR PERMIAN BASIN ROYALTY TRUST

By:	/s/ RON E. HOOPER

Ron E. Hooper
Senior Vice President, Royalty Management

Date: April 15, 2005

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated April 14, 2005.